UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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MIDDLEBURG FINANCIAL CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MIDDLEBURG FINANCIAL CORPORATION

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Middleburg Financial Corporation (the “Company”) to be held on Wednesday, April 21, 2004 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia.

At the Annual Meeting, you will be asked to elect 12 directors for terms of one year each.   You will also be asked to ratify the appointment of independent auditors for 2004.   Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and return the enclosed proxy promptly using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

Joseph L. Boling

Chairman and Chief Executive Officer

Middleburg, Virginia

March 22, 2004

MIDDLEBURG FINANCIAL CORPORATION

111 West Washington Street

Middleburg, Virginia  20117

___________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

___________________

The Annual Meeting of Shareholders (the “Annual Meeting”) of Middleburg Financial Corporation (the “Company”) will be held on Wednesday, April 21, 2004 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, for the following purposes:

1.

To elect 12 directors to serve for terms of one year each expiring at the 2005 annual meeting of shareholders;

2.

To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2004; and

3.

To act upon such other matters as may properly come before the Annual Meeting.

Only holders of shares of Common Stock of record at the close of business on March 3, 2004, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Alice P. Frazier

Executive Vice President and

Chief Financial Officer

March 22, 2004

MIDDLEBURG FINANCIAL CORPORATION

111 West Washington Street

Middleburg, Virginia  20117

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $2.50 per share (“Common Stock”), of Middleburg Financial Corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 21, 2004 at 10:00 a.m. at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 22, 2004 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 3, 2004, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 3,803,102 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

Twelve directors will be elected at the Annual Meeting.  The individuals listed below are nominated by the Board of Directors for election at the Annual Meeting.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the 12 nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Middleburg Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company.

Nominees for Election for Terms Expiring in 2005

Howard M. Armfield, 61, has been a director since 1984.

Mr. Armfield is President and owner of Armfield, Harrison & Thomas, Inc., an independent insurance agency in Leesburg, Virginia.

Joseph L. Boling, 59, has been a director since 1993.

Mr. Boling has been the Chairman, President and Chief Executive Officer of the Company and the Bank since 1997.  From 1993 to 1997, he was President and Chief Executive Officer of the Company and the Bank.

Childs Frick Burden, 53, has been a director since 1997.

Mr. Burden is a partner with Secor Group, an investment firm in Washington, D.C.

J. Lynn Cornwell, Jr., 79, has been a director since 1984.

Mr. Cornwell is currently retired.  Until 2000, he had served as President and was owner of J. Lynn Cornwell, Inc., a real estate development company in Loudoun County.

William F. Curtis, 75, has been a director since 1962.

Mr. Curtis is currently retired.  Until 1993, he had served as President and Chief Executive Officer of the Bank for 25 years.

Robert C. Gilkison, 68, has been a director since 1999.

Mr. Gilkison is currently retired.  From 2001 to 2002, he was an investment consultant with Gilkison Patterson Investment Advisors, Inc., an investment advisory firm based in Alexandria, Virginia and a subsidiary of the Company (“GPIA”).  From 1999 to 2001, he was President of GPIA and, from 1981 to 1999, he was President of GPIA’s predecessor, Kahn Brothers Investment Management Corporation (“Kahn Brothers”).

C. Oliver Iselin, III, 74, has been a director since 1975.

Mr. Iselin is owner and operator of the Wolver Hill Farm.

Gary D. LeClair, 48, has been a director since 2001.

Mr. LeClair is Chairman of the law firm of LeClair Ryan, A Professional Corporation, in Richmond, Virginia.

Thomas W. Nalls, 62, has been a director since 1997.

Mr. Nalls is a partner with the law firm of Reed Smith LLP (formerly Hazel & Thomas, P.C.) in Leesburg, Virginia.

John Sherman, 63, has been a director since 1997.

Mr. Sherman is owner and operator of The Ashby Inn in Paris, Virginia.

Millicent W. West, 82, has been a director since 1975.

Ms. West has served in many volunteer positions in the Garden Club of America and Garden Club of Virginia.

Edward T. Wright, 67, has been a director since 1972.

Mr. Wright retired as Senior Vice President of the Bank in 1998 after 42 years of service.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Executive Officers Who Are Not Directors

John Mason L. Antrim, 53, has served as President and Chief Executive Officer of The Tredegar Trust Company, a subsidiary of the Company (“Tredegar”), since 2001.  From 1995 to 2001, he served as Vice President – Trust Administration of Tredegar.

Alice P. Frazier, 38, is Executive Vice President and Chief Operating Officer, and chief financial officer, of the Company and the Bank.  She previously served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 2001.  From 1993 to 2001, she was Senior Vice President and Chief Financial Officer of the Company and the Bank.

Arch A. Moore, III, 52, has served as Executive Vice President and Senior Loan Officer of the Bank since 2001.  From 1995 to 2001, he was Senior Vice President and Senior Loan Officer of the Bank.

James H. Patterson, 63, has served as President of GPIA since 2001.  From 1999 to 2001, he was Executive Vice President of GPIA and, from 1981 to 1999, he was Executive Vice President of Kahn Brothers.

Charles R. Roberts, 51, has served as Chairman, Trust and Wealth Management Services of the Company since 2003.  From 2002 to 2003, he was Eastern Regional Consultant of RBC Dain Rauscher, the successor to Tucker Anthony Sutro (“Tucker Anthony”).  From 2001 to 2002, he was President of Branch Cabell, a Division of Tucker Anthony, a brokerage firm in Richmond, Virginia (“Branch Cabell”).  Prior to Tucker Anthony’s acquisition of Branch Cabell, he had served as President and Chief Executive Officer of Branch Cabell and Managing Director of Branch Cabell’s Private Client Group.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 10, 2004, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below (the “named executive officers”) and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name	Number of Shares	Options Exercisable Within 60 days(1)	Percent of Class (%)

John Mason L. Antrim	7,254	13,705	*
Howard M. Armfield	37,208	-	*
Joseph L. Boling	14,342	83,662	2.58
Childs Frick Burden	19,720	-	*
J. Lynn Cornwell, Jr.	8,288	-	*
William F. Curtis (2)	175,248		4.61
Alice P. Frazier	11,168	26,424	*
Robert C. Gilkison	65,874	-	1.73
C. Oliver Iselin, III	90,133	-	2.33
Gary D. LeClair	6,832	-	*
Arch A. Moore, III	5,028	29,674	*
Thomas W. Nalls	1,700	-	*
James H. Patterson	60,714	147	1.60
Charles R. Roberts	60	2,499	*
John Sherman	1,032	-	*
Millicent W. West	450,824	-	11.85
Edward T. Wright	87,560	-	2.30

Directors and executive officers
as a group (17 persons)	1,042,986	156,111	31.49

_____________________

*

Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)

Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of March 10, 2004.

(2)

Amount disclosed includes shares of Common Stock beneficially owned by a trust of which Mr. Curtis serves as trustee.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of March 10, 2004, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company’s knowledge, more than five percent of the outstanding shares of Common Stock.

Name and Address

Number of Shares

Percent of Class (%)

Millicent W. West

450,824

11.85

P.O. Box 236

Upperville, Virginia

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during the 2003 year, all filing requirements applicable to its officers and directors were complied with, except that Howard M. Armfield inadvertently filed late a Form 4 that reported the purchase of 1,400 shares of Common Stock in September 2003.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the Chairman, President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 10 individuals of its total 12 members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”): Mrs. West and Messrs. Armfield, Burden, Cornwell, Curtis, Iselin, LeClair, Nalls, Sherman, and Wright.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiary banks conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Executive Committee of the Board of Directors has approved a Code of Business Conduct and Ethics for directors, officers and all employees of the Company and its subsidiaries, and an addendum to the Code of Ethics applicable to all of the Company’s Executive Officers including the Chief Executive

Officer, Chief Financial Officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  Requests for a copy of the Company’s Code of Ethics may be sent to ir@middleburgbank.com or by visiting the Company’s website at www.middleburgfinancial.com.

Board and Committee Meeting Attendance

There were 11 meetings of the Board of Directors in 2003.  With the exception of Messrs. Iselin and Sherman, each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2003.

Executive Sessions

Non-employee directors meet periodically outside of regularly scheduled Board meetings.  The Company has scheduled two formal executive sessions that include only independent directors for 2004.  C. Lynn Cornwell serves as chairman for executive sessions.

Committees of the Board

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  During 2003, the Company outsourced its internal audit function to an independent public accounting firm that specializes in financial institutions.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement.

The members of the Audit Committee are Mrs. West and Messrs. Armfield, Burden, Iselin, Sherman and Wright, all of whom the Board in its business judgment has determined are independent as defined by Nasdaq’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Armfield qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met five times in 2003.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 18 of this Proxy Statement.

Compensation Committee

The Compensation Committee reviews the CEO’s performance and compensation and reviews and sets guidelines for compensation of the other executive officers.   All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are reported to the full Board of Directors.

The members of the Compensation Committee are Mrs. West and Messrs. Armfield, Burden, Cornwell and Nalls.  The Board of Directors in its business judgment has determined that all members are independent as defined by Nasdaq’s listing standards.  The Compensation Committee met one time in 2003.  For additional information regarding the Compensation Committee, see “Executive Compensation and Related Party Transactions – Compensation Committee Report on Executive Compensation” on page 9 of this Proxy Statement.

Nominating Committee

The Nominating Committee consists of Mrs. West and Messrs. Boling, Burden, Cornwell, Curtis, Iselin and Sherman. With the exception of Mr. Boling, the Board in its business judgment has determined that all members are independent as defined by Nasdaq’s listing standards. The Nominating Committee nominates the individuals proposed for election as directors in accordance with the Company’s Articles of Incorporation and Bylaws.  The Company does not have a separate charter related to the nomination process.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by the Company if the Company receives timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2005 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2005 Annual Meeting of Shareholders” on page 16 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 2.5 of the Company’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is Middleburg Financial Corporation, 111 W. Washington Street, Middleburg, Virginia, 20117.

The Nominating Committee considers, at a minimum, the following factors in recommending to the Board of Directors potential new directors, or the continued service of existing directors:

•

The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•

The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•

The prospective nominee’s involvement within the communities the Company serves.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2003 annual meeting.

Communications with Directors

Any director may be contacted by writing to him or her c/o Middleburg Financial Corporation, 111 W. Washington Street, Middleburg, Virginia 20117.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

As compensation for his or her service to the Company, each member of the Board of Directors receives a fee of $500 for each meeting of the Board and $300 for each committee meeting attended.  Board members who are also officers do not receive any additional compensation above their regular salary for attending committee meetings.  In 2003, directors received $111,000 in the aggregate as compensation for their services as directors.

EXECUTIVE COMPENSATION AND

RELATED PARTY TRANSACTIONS

Compensation Committee Report on Compensation of Executive Officers

The Compensation Committee (the “Committee”), which is composed of the non-employee directors of the Company listed below, recommends to the Board of Directors of the Company the annual salary levels and any bonuses to be paid to the Company’s executive officers.  The Committee also makes recommendations to the Board of Directors regarding the issuance of stock options and other compensation related matters.

Compensation of Executive Officers.  The primary objective of the Company’s executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the Company in a manner to promote its growth and profitability and advance the interest of the Company’s shareholders.  As such, the compensation program is designed to provide levels of compensation that are reflective of both the individual’s and the Company’s performance in achieving its goals and objectives.

The elements of the Company’s compensation program include base annual salary, short-term incentive compensation under the Company’s Incentive Bonus Plan, and long-term incentives through the grants of stock options under the Company’s 1997 Stock Option Plan.

The Committee establishes annual salary ranges for each executive officer position, except for the Chief Executive Officer (as discussed below).  In establishing these ranges, the Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  The Committee also reviews a salary range evaluation, prepared by an independent consulting firm, of commercial banks that are similarly situated to the Company in terms of size, economic conditions and other factors.  Individual salaries, within the salary ranges established by the Committee, are determined by the Chief Executive Officer, based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance, experience and tenure of the executive officer.

Each year, the Committee also considers the desirability of granting long-term incentive awards under the Company’s 1997 Stock Option Plan.  The Committee believes that grants of options focus the Company’s executive management on building profitability and shareholder value.  The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interests of management with shareholder value.  In fixing the grants of stock options to executive officers, other than the Chief Executive Officer (as discussed below), the Committee reviews with the Chief Executive Officer recommended individual awards, taking into account the respective scope of accountability and contributions of each executive officer.

Compensation of Chief Executive Officer.  As Chairman, President and Chief Executive Officer, Mr. Boling is compensated pursuant to an employment agreement, which is described under “– Employment Agreements” below.  He is eligible for base salary increases and bonuses as the Committee may determine.  In making this determination for 2003, the Committee evaluated the performance of the Chief Executive Officer based on the financial performance of the Company, achievements in implementing the Bank’s long-term strategy, and the personal observations of the Chief Executive Officer’s performance by the members of the Committee.  As with executive officers generally, the Committee also considered a salary range evaluation of an independent consulting firm. No particular weight was given to any particular aspects of the performance of the Chief Executive Officer, but his performance in 2003 was evaluated as outstanding, with the Company achieving record earnings and significant progress being made on the Bank’s long-term strategy.

The award to the Chief Executive Officer under the 1997 Stock Option Plan was fixed separately from executive officer awards and was based, among other things, on the review of competitive compensation data from selected peer companies and information on his total compensation as well as the Committee’s perception of his past and expected future contributions to the Company’s achievement of its long-term goals.

Compensation Committee

Childs Frick Burden, Chairman

Howard M. Armfield

J. Lynn Cornwell, Jr.

Thomas W. Nalls

Millicent W. West

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Company or any of its subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Compensation

The following table shows, for the fiscal years ended December 31, 2003, 2002 and 2001, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which he or she served:

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Securities Underlying Options (#)	All Other Compensation(3)
Joseph L. Boling Chairman, President and Chief Executive Officer	2003 2002 2001	295,000 263,544 258,000	165,000 60,000 50,000	* * *	10,000 12,500 --	14,063 13,255 12,518
John Mason L. Antrim President and Chief Executive Officer, The Tredegar Trust Company	2003 2002 2001	125,000 125,000 107,115	-- 3,213 --	* * *	8,000 5,000 --	7,002 5,751 4,832
James H. Patterson(1) President, Gilkison Patterson Investment Advisors	2003 2002	300,000 225,001	-- --	* *	-- --	-- --
Alice P. Frazier Executive Vice President and Chief Operating Officer	2003 2002 2001	150,800 140,430 123,386	73,706 23,637 18,068	* * *	8,000 5,000 --	10,213 8,261 8,431
Arch A. Moore, III Executive Vice President and Senior Loan Officer	2003 2002 2001	162,271 158,430 139,895	71,090 24,793 18,870	* * *	8,000 5,000 --	10,753 9,304 9,051
Charles R. Roberts(2) Chairman, Trust and Wealth Management Services	2003	106,250	--	*	8,000	469

_________________________

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(1)

Mr. Patterson became an executive officer of the Company in April 2002.  The amounts shown for 2002 include all compensation paid to Mr. Patterson by the Company from April 1, 2002.

(2)

Mr. Roberts became an executive officer of the Company in April 2003.  The amounts shown for 2003 include all compensation paid to Mr. Roberts by the Company from April 16, 2003.

(3)

Amounts disclosed in this column represent payments by the Company to the executive officer’s account in the Company’s 401(k) plan.  The Company made matching contributions during the year and a discretionary contribution at year end.  The discretionary contribution was approved by the Board of Directors and was conditional to the financial performance of the Company.

Stock Options

The following table sets forth for the year ended December 31, 2003, the grants of stock options to the named executive officers:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in 2003(%)(2)	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%($)	10%($)

Joseph L. Boling	10,000	21.28	22.00	4/16/2014	156,275	407,686
John Mason L. Antrim	8,000	17.02	22.00	4/16/2014	125,020	326,149
Alice P. Frazier	8,000	17.02	22.00	4/16/2014	125,020	326,149
Arch A. Moore, III	8,000	17.02	22.00	4/16/2014	125,020	326,149
Charles R. Roberts	8,000	17.02	22.39	4/18/2014	125,020	326,149

__________________

(1)

Stock options were granted at or above the fair market value of the shares of Common Stock at the date of award.  29.4% of the grant is immediately exercisable, and 29.4% of each grant becomes exercisable on each of the first and second anniversary dates of the grant.  The remaining balance becomes exercisable on the third anniversary of the date of grant.

(2)

Options to purchase 47,000 shares of Common Stock were granted to employees during the year ended December 31, 2003.

The following table sets forth information with respect to the exercise of stock options by the named executive officers in 2003 and the amount and value of stock options held by the named executive officers as of December 31, 2003:

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Joseph L. Boling	-	-	82,780	12,370	2,073,120	247,293
John Mason L. Antrim	-	-	13,558	4,592	362,064	186,599
Alice P. Frazier	5,250	96,641	25,836	5,064	706,730	200,464
Arch A. Moore, III	-	-	29,086	5,064	802,199	200,464
Chuck R. Roberts	-	-	2,352	5,648	42,336	101,664

_________________

(1)  The value realized was calculated by determining the difference between (i) the fair market value of Common Stock underlying the options at the date of exercise and (ii) the exercise price of the options.

 (2)

The value of in-the-money options at fiscal year end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq SmallCap Market on December 31, 2003 and the exercise price of the options.

Equity Compensation Plans

The following table sets forth information as of December 31, 2003, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)

Equity Compensation Plans Approved by Shareholders:
1997 Incentive Stock Option Plan	220,730	17.00	24,266

Equity Compensation Plans Not Approved by Shareholders(2)	--	--	--

Total	220,730	17.00	24,266

___________________

(1)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)

The Company does not have any equity compensation plans that have not been approved by shareholders.

Employment Agreements

The Company and Joseph L. Boling entered into an employment contract with an initial term that was from January 1, 1998 to December 31, 2002 and provided for Mr. Boling’s service as Chairman, President and Chief Executive Officer of both the Company and the Bank.  Mr. Boling’s employment contract was for five years at an initial base annual salary of $191,408. Beginning December 31, 2000 and every year thereafter until December 31, 2007, the contract automatically extends for an additional year.  Mr. Boling is eligible for base salary increases and bonuses as determined by the Executive Committee of the Board of Directors.  Mr. Boling’s employment may be terminated by the Company with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or three years. Mr. Boling’s contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

A deferred compensation plan has been adopted for the Chairman and Chief Executive Officer. Benefits are to be paid in monthly installments for 15 years following retirement or death.  The agreement provides that, if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced.  The deferred compensation expense for 2003, 2002 and 2001, based on the present value of the retirement benefits, was $24,952, $23,320 and $21,794, respectively.  The plan is unfunded.  However, life insurance has been acquired on the life of the employee in an amount sufficient to discharge the obligation.

Effective as of April 16, 2003, the Company and Charles R. Roberts entered into an employment contract that provides for Mr. Roberts’s service as Executive Vice President and Chairman, Trust and

Wealth Management Services of the Company.  Mr. Roberts’s employment contract is for two years at an initial base annual salary of $150,000, and he is eligible for base salary increases and bonuses as determined by the Compensation Committee of the Board of Directors.  Mr. Roberts’s employment may be terminated by the Company with or without cause.  If he resigns for “good reason” or is terminated without “cause” (as those terms are defined in the employment agreement), however, he is entitled to salary and certain benefits for the greater of the remainder of his contract or one year.  Mr. Robert’s contract also contains a covenant not to compete if his employment terminates for any reason other than a change in control of the Company.

Mr. Patterson, who is currently President of GPIA, is a party to an employment agreement with GPIA effective as of August 9, 1999.  The agreement, which originally expired on August 9, 2003 and has since been renewed for a one year period, provides for an initial base annual salary of $300,000.  If the agreement is terminated, Mr. Patterson is entitled to receive salary for 24 months after the termination date.  In addition, the agreement contains customary provisions with respect to confidentiality, non-disclosure, non-competition and non-solicitation during his employment and for a 24-month period after termination of employment.

Retirement Benefits

The Company has a noncontributory pension plan that conforms to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The amount of benefits payable under the plan is determined by an employee’s period of credited service.  The amount of normal retirement benefit will be determined based on a participant’s credited service, earnings and the benefit formula as described in the plan’s adoption agreement.  The plan provides for early retirement for participants with 10 years of vesting service and the attainment of age 55.  A participant who terminates employment with five or more years of vesting service will be entitled to a benefit. The benefits are payable in single or joint/survivor annuities, as well as a lump sum payment option upon retirement or separation of service (subject to limitations as described in the plan’s adoption agreement).

The following table shows the estimated annual benefits payable upon retirement based on the specified remuneration and years of credited service classifications, assuming continuation of the present plan and retirement on October 1, 2003 at age 65 (normal retirement date):

Pension Plan Table

5 Year	Years Of Service
Average
Salary	10	15	20	25	30	35

$ 20,000	$ 2,700	$ 4,200	$ 5,700	$ 7,200	$ 8,400	$ 9,150
50,000	7,163	11,124	15,085	19,047	22,258	24,344
75,000	12,251	18,962	25,673	32,384	37,970	41,869
100,000	17,338	26,799	36,260	45,722	53,683	59,394
125,000	22,426	34,637	46,848	59,059	69,395	76,919
150,000	27,513	42,474	57,435	72,397	85,108	94,444
175,000	32,601	50,312	68,023	85,734	100,820	111,969
200,000 and above	37,688	58,149	78,610	99,072	116,533	129,494

Compensation under the plan is limited to $200,000 in 2003 by the Internal Revenue Code of 1986, as amended. The table below describes the estimated annual benefit payable under the Retirement Plan upon retirement for the following executives.

	Estimated Annual Benefits Payable	Vested Years of Service
Joseph L. Boling	$ 52,083	11
John Mason L. Antrim	32,364	8
Alice P. Frazier	93,627	12
Arch A. Moore, III	59,169	9
James H. Patterson	8,954	1
Charles R. Roberts	-	-

The Company has a 401(k) Savings Plan. The plan’s primary purpose is to allow employees to save for retirement on a pre-tax basis.  The plan provides for matching contributions by the Company equal to three percent of the first six percent of salary reduction contributions made by the employee.  The plan also provides for discretionary profit sharing contributions to be made by the Company and allocated to participant accounts in proportion to the participant’s compensation.

The Company has a 1997 Stock Option Plan under which options for the purchase of the Company’s stock may be granted to key employees.  The plan reserved for issuance an aggregate of 380,000 shares of Common Stock. The plan requires that options be granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant.

Transactions with Management

Some of the directors and officers of the Company are at present, as in the past, customers of the Company and its subsidiaries, and the Company and its subsidiaries has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.  The balance of loans to directors, executive officers and their associates totaled $1,435,000 at December 31, 2003, or 3.03% of the Company’s equity capital at that date.

There were no transactions during 2003 between the Company’s directors or officers and the Company’s retirement or profit sharing plans, nor are there any proposed transactions.  Additionally, there are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to the Company.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the NASDAQ Composite Index and the SNL $250M-$500M Bank Index as reported by SNL Financial LC, assuming an investment of $100 in shares of Common Stock on December 31, 1998, and the reinvestment of dividends.

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Middleburg Financial Corporation	100.00	106.68	105.71	171.36	228.04	400.24
NASDAQ - Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL $250M-$500M Bank Index	100.00	93.03	89.58	127.27	164.11	237.11

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. Yount, Hyde & Barbour, P.C. has audited the financial statements of the Company and the Bank for over 25 years.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.  The members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $48,419 for 2003 and $40,200 for 2002.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2003 and December 31, 2002 were $34,608 and  $17,226, respectively.  During 2003 and 2002, included information technology audit; agreed upon procedures engagements for the trust company, FHLB collateral verification, public deposit balances, ACH and internal controls; and consultation regarding financial accounting and reporting standards.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31,

2002 were $5,967 and  $3,000, respectively.  During 2003 and 2002, these services included preparation of federal and state income tax returns and consultation regarding tax compliance issues.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Company for the fiscal years ended December 31, 2003 and 2002.

Audit Committee Report

Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Statement on Auditing Standards No. 99, and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183A.   In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Howard M. Armfield, Jr., Chairman

Childs Frick Burden

C. Oliver Iselin, III

John Sherman

Millicent W. West

Edward T. Wright

Middleburg, Virginia

March 2, 2004

Pre-Approved Services

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company’s principal executive offices at 111 West Washington Street, Middleburg, Virginia 20117, no later than November 22, 2004, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting.  The Company presently anticipates holding the 2005 annual meeting of shareholders on April 20, 2005.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2005 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2005 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2005 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2005 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of April 20, 2005 for the 2005 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 19, 2005 and no earlier than January 20, 2005.

OTHER MATTERS

THE COMPANY’S 2003 ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (EXCLUDING EXHIBITS) AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO ALICE P. FRAZIER, EXECUTIVE VICE PRESIDENT AND CHIEF OPERATING OFFICER, WHOSE ADDRESS IS P.O. BOX 5, MIDDLEBURG, VIRGINIA 20118.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Appendix A

MIDDLEBURG FINANCIAL CORPORATION

Audit Committee of the Board of Directors

Charter

(February 2004)

PURPOSE

The Audit Committee (the “Committee”) is appointed by the Board of Directors of Middle Financial Corporation (the “Company”) to assist the Board of Directors in fulfilling its oversight responsibilities for the Company’s accounting and financial reporting processes and audits of the financial statements of the Company. The purpose of the Committee is to monitor (1) the integrity of the Company’s financial statements, (2) the independence and qualifications of its external auditor, (3) the Company’s compliance with legal and regulatory requirements, (4) the performance of the Company’s internal audit function, (5) the performance of the Company’s external auditors and (6) the Company’s system of internal controls. The Committee will also prepare the report required by the SEC’s proxy rules to be included in the Company’s annual proxy statement.

AUTHORITY

The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to (1) appoint, compensate, retain and directly oversee the work of the Company’s external auditor, (2) resolve any disagreements between management and the auditor regarding financial reporting, (3) pre-approve all audit services and permitted non-audit services performed by the Company’s external audit firm, (4) retain independent counsel, accountants, or others to advise the Committee or assist in the conduct of an investigation, (5) seek any information it requires from employees – all of whom are directed to cooperate with the Committee’s requests – or external parties, (6) meet with Company officers, external auditors, or outside counsel, as necessary, and (7) form and delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-audit services, provided that such decisions are presented to the full Committee at its next scheduled meeting.

The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Committee.

COMPOSITION

The Committee will consist of at least three members of the Board of Directors. All Committee members will be independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a familiarity with basic financial and accounting practices. Committee members may enhance their familiarity with finance and accounting practices by participating in educational programs approved by the Board of Directors. At least one Committee member shall satisfy the definition of, and be designated as, a “financial expert” as defined by applicable legislation and regulation.

Members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board. Committee vacancies that may occur in interim periods between organizational meetings will be also filled by Board of Director election.  Unless a Committee Chairman is elected by the Board of Directors, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

No Committee member shall simultaneously serve on the Audit Committees of more than two other public companies.

MEETINGS

The Committee will meet at least four (4) times per year, with authority to convene additional meetings as circumstances require. All Committee members are expected to attend each meeting, in person or via tele-conference or video-conference. The Committee will invite members of Company management, external auditors, internal auditors, or others to attend meetings and provide pertinent information as necessary. The Committee will periodically meet separately with Company management, external auditors and internal auditors.

Each regular Audit Committee meeting will include an executive session.

Meeting agendas will be prepared and provided in advance to members along with appropriate briefing materials. Minutes of the meetings will be kept by a member of the Committee or a person designated by the Committee.

RESPONSIBILITIES

The Committee will carry out the following responsibilities:

External/Independent Auditors

Assume sole responsibility for the appointment, compensation, retention and evaluation of the work of any external/ independent accounting firm engaged to audit or review the Company’s financial reports, audit the Company’s report on internal control, and perform any allowable non-audit service. The external auditors will report directly to the Committee.

At least annually, obtain and review a report by the Company’s external/ independent auditor that describes: (1) the auditor’s internal quality control procedures,  (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, and any steps taken to deal with any such issues, and (3) all relationships between the external auditor and the Company.

Obtain from the external auditors information regarding the auditors’ compliance with applicable independence requirements, including auditor rotation rules, scope of service rules, and audit partner compensation rules.  Based on information received in these reports, and on other information obtained by the Committee, including discussions with the external auditor, Company management, and the Company’s internal auditors, the Committee will evaluate the auditor’s qualifications, performance and independence. The Committee’s conclusions in this regard will be reported to the full Board of Directors of the Company.

Pre-approve non-audit services to be performed by the external auditors. The Committee may delegate to one or more Committee members the responsibility to approve such services, provided that timely reports are made to the full Committee. In addition, the Committee may establish pre-approved categories of services.

Review with the external auditors any audit problems or difficulties and Company management’s response. The Committee is responsible for resolving any differences between management and the external auditors regarding accounting and auditing issues.

Receive reports directly from the external/independent auditors. At least annually, these reports will include: (1) audit staffing and supervision, and scope of audit, (2) critical accounting policies and practices, alternative accounting treatments, the reasons for selecting such policies, and their impact on the fairness of the Company’s financial statements, (3) significant estimates made by management in the preparation of financial reports, (4) the nature and content of communications between auditors and Company management, (5) off-balance sheet transactions, joint ventures, contingent liabilities, or derivative transactions, and their impact on the fairness of financial statements, (6) auditor proposed adjustments, both those recorded by Company management and those not recorded by Company management, (7) difficulties encountered with Company management during the audit, (8) disagreements with Company management regarding accounting and reporting issues, (9) material legal matters that may impact the financial statements, and (10) the external auditor’s opinion on the overall fairness of the financial statements.

Keep a written record of all communications with the external auditors. The Committee may request that the auditors put their comments in writing. The Committee will receive a complete report from the auditors on the above noted matters prior to the completion of the annual audit. In addition, the Committee will maintain regular communications with the auditors on these topics in connection with quarterly reports, and other financial reports issued by the Company.

Establish policies concerning the Company’s hiring of employees or former employees of the external auditor, as required by law and applicable listing standards.

On a regular basis, discuss with the external auditor the need to meet separately to review any matters that the Committee or auditor believes should be discussed privately.

Financial Statements/Reports

Discuss the annual audited financial statements and quarterly financial statements, and any off-balance sheet structures, with Company management and the external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Review analyses prepared by Company management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and any complex or unusual transactions.

Review significant accounting and reporting issues and understand their impact on the financial statements, including the effect of regulatory and accounting initiatives and any significant changes in the Company’s selection or application of accounting principles.

Review with Company management and the external auditors the results of the independent audit, including any difficulties encountered, any restrictions on the scope of the external auditor’s activities or access to requested information, and any significant disagreements with management.

Review disclosures made by the CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves

Company management or other employees who have a significant role in the Company’s internal controls.

Review with Company management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 relating to conduct of the audit.

Discuss with Company management the Company’s earnings press releases, including the use of “pro-forma” or “adjusted” non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies.

Internal Audit

Act as the direct reporting entity for the Company’s internal auditors from a functional perspective.

Review and approve the organization, staffing, and budget of the internal audit function and hire and appoint the internal audit supervisor.

Discuss with Company management and the internal audit supervisor the budget, charter, plans, scope, activities, staffing and organizational structure of the internal audit function.

Review and approve reports prepared by the internal auditors, including recommendations made by the internal auditors to Company management.

Insure that there are no unjustified restrictions or limitations placed by Company management upon the internal auditor(s)’ scope of activities or access to information.

Review the effectiveness of the internal audit function and the internal audit staff qualifications, and will recommend any changes thereto.

On a regular basis, meet separately with the internal audit supervisor to discuss any matters that the Committee or internal auditor believes should be discussed privately.

Internal Controls and Risk Management

Consider the effectiveness of the Company’s internal control systems, including information technology security and control.

Gain an understanding of the scope of internal and external auditors’ reviews of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with Company management’s responses.

Meet with Company management to review the Company’s major financial risk exposures and the steps that Company management has taken to monitor and control such exposures, including any Company risk assessment and risk management programs.

Compliance

Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of Company management’s follow-up and correction of any instances of non-compliance.

Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Review the findings of any examinations by regulatory agencies and any auditor observations.

Review the process for communicating the Code of Ethical Conduct to Company personnel and for monitoring compliance to the Code.

Obtain regular updates from management and Company legal counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies.

Reporting Responsibilities

Regularly report to the Board of Directors regarding Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.

Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

Report annually to the Company’s shareholders, describing the Committee’s composition, responsibilities and how they were discharged, and any other information required by law or rule, including approval of non-audit services.

Review any other reports the Company issues that relate to Committee responsibilities.

Other Responsibilities

Perform other activities related to this Charter as requested by the Board of Directors.

Institute and oversee special investigations as needed.

Review and assess the adequacy of the Audit Committee Charter annually, requesting Board of Director approval for proposed changes, and insure appropriate disclosure as may be required by law or regulation.

Confirm annually that all responsibilities outlined in this Charter have been adhered to and completed.

Evaluate the Committee’s and individual members’ performance at least annually.

[FORM OF PROXY]

MIDDLEBURG FINANCIAL CORPORATION

Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Arch A. Moore, III and Alice P. Frazier, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Middleburg Financial Corporation, a Virginia corporation (the “Corporation”), to be held at the Middleburg Community Center, 300 West Washington Street, Middleburg, Virginia, on Wednesday, April 21, 2004 at 10:00 a.m., local time, or at any adjournments thereof, for the following purposes:

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

MIDDLEBURG FINANCIAL CORPORATION

April 21, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.

 To elect as directors the 12 persons listed as nominees below.

(   )   FOR ALL NOMINEES

(   )    WITHHOLD  AUTHORITY

           FOR ALL NOMINEES

(    )    FOR ALL EXCEPT
           (See instructions below)

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

________________________________________
To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

 Howard M. Armfield

 Joseph L. Boling

 Childs Frick Burden

 J. Lynn Cornwell, Jr.

 William F. Curtis

 Robert C. Gilkison

 C. Oliver Iselin, III

 Gary D. LeClair

 Thomas W. Nalls

 John Sherman

 Millicent W. West

 Edward T. Wright

2.     To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Corporation for the fiscal year ending December 31, 2004.

  (   )  FOR      (   )  AGAINST       (   )  ABSTAIN

3.    In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

Signature of Shareholder_______________________  Date:____    Signature of Shareholder____________________    Date:_____

Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.